Exhibit 10.2

“***” = CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Amendment No. 01 to Services Agreement

The terms and conditions of that certain Services Agreement dated August 19, 2008, by and between Health Net, Inc. (“Health Net”) and International Business Machines Corporation (“IBM”), herein referred to as the “Agreement” shall be further amended as set forth in this amendment dated and effective as of August 19, 2008 (“Amendment No. 01”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Health Net and IBM hereby agree as follows:

1. GENERAL

The Parties wish to effect an update to Schedule E (Transitioned Employees) to reflect changes in the compensation for Transitioned Employees to provide a salary guarantee period.

2. CHANGES TO SCHEDULE E (TRANSITIONED EMPLOYEES)

Schedule E (Transitioned Employees) is hereby amended as follows:

(a)	Section 3.4 (Compensation) is amended by inserting the following subsection (c):

(c)	The annualized base salary of those Transitioned Employees shall not be reduced during the first ***after their Transfer Date.

Except for the modifications set forth herein, all of the other terms and conditions of the Agreement (including its Schedules and Exhibits) remain in full force and effect. EACH PARTY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS AMENDMENT NO. 01 AND AGREES TO BE BOUND BY THE TERMS HEREOF.

IN WITNESS WHEREOF, Health Net and IBM have each caused this Amendment No. 01 to the Agreement to be signed and delivered by its duly authorized officer.

HEALTH NET, INC.	INTERNATIONAL BUSINESS MACHINES CORPORATION

Signed:	/s/ Jeffery R. Flynn	Signed:	/s/ Fernando A. Morgan

Name (Print):	Jeffery R. Flynn	Name (Print):	Fernando A. Morgan

Title:	Vice President	Title:	Sr. PE, IBM

Date:	10/7/08	Date:	9/18/2008

Amendment No. 01 to Health Net/IBM Services Agreement	Page 1 of 1	Final Execution Copy

HEALTH NET AND IBM CONFIDENTIAL AND PROPRIETARY. DO NOT COPY. DO NOT DISSEMINATE.